Exhibit 99.1

Anywhere Announces Expiration and Final Results of Exchange Offers for Outstanding 5.750% Senior Notes due 2029 and 5.250% Senior Notes due 2030

08/22/2023

MADISON, N.J., August 22, 2023 /PRNewswire/ — Anywhere Real Estate Inc. (“Anywhere” or the “Company”) (NYSE: HOUS), a global leader in residential real estate services, today announced the expiration and final results of the previously announced offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by Anywhere Real Estate Group LLC (formerly known as Realogy Group LLC) (the “Issuer”) and Anywhere Co-Issuer Corp. (formerly known as Realogy Co-Issuer Corp.) (the “Co-Issuer” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, up to $527,162,000 (the “Maximum Exchange Amount”) in aggregate principal amount of the Issuers’ outstanding 5.750% Senior Notes due 2029 (the “Old 5.750% Notes”) and 5.250% Senior Notes due 2030 (the “Old 5.250% Notes” and, together with the Old 5.750% Notes, the “Old Notes”) for up to $421,729,600 in aggregate principal amount of new 7.000% Second Lien Senior Secured Notes due 2030 (the “New Notes”), in each case upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated July 25, 2023 (the “Offering Memorandum”).

Together with the previously announced exchange (the “Significant Noteholder Exchange”) of $272,838,000 in aggregate principal amount of Old Notes (consisting of (i) $55,125,000 in aggregate principal amount of the Old 5.750% Notes and (ii) $217,713,000 in aggregate principal amount of the Old 5.250% Notes) for $218,270,400 in aggregate principal amount of New Notes with funds managed by Angelo, Gordon & Co. L.P., a Delaware limited partnership (the “Significant Noteholder”), the Company will exchange in total up to $800 million in aggregate principal amount of Old Notes for up to $640 million in aggregate principal amount of New Notes.

As of 5:00 p.m., New York City time, on August 22, 2023 (the “Expiration Date”), the Issuers received from Eligible Holders (as defined herein) valid and unwithdrawn tenders, as reported by D.F. King & Co., representing 29.16% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $255,040,000 with respect to the Old 5.750% Notes, representing 28.34% of the aggregate principal amount thereof outstanding, and (ii) $299,016,000 with respect to the Old 5.250% Notes, representing 29.90% of the aggregate principal amount thereof outstanding, as further specified in the table below. Since the Old Notes tendered by the Expiration Date exceeded the Maximum Exchange Amount, Old Notes will be accepted on a prorated basis as described below.

Title of Series of Old Notes	CUSIP No. / ISIN(1)	Aggregate Outstanding Principal Amount(2)	Principal Amount Tendered by the Expiration Date	Early Exchange Consideration, if tendered and not withdrawn prior to the Early Exchange Date(3)	Late Exchange Consideration, if tendered and not withdrawn prior to the Expiration Date(3)
5.750% Senior Notes due 2029	75606DAL5; U75355AG9/ US75606DAL55; USU75355AG99	$900,000,000	$255,040,000	$800 principal amount of New Notes	$780 principal amount of New Notes
5.250% Senior Notes due 2030	75606DAQ4; U75355AJ3/ US756 06DAQ43; USU75355AJ39	$1,000,000,000	$299,016,000

(1)

No representation is made as to the correctness or accuracy of the CUSIP numbers / ISINs listed in this communication. Such CUSIP numbers / ISINs are provided solely for the convenience of the holders of Old Notes.

(2)	Represents aggregate outstanding principal amount prior to the Significant Noteholder Exchange.
(3)

Total principal amount of New Notes for each $1,000 principal amount of Old Notes tendered and accepted for exchange, exclusive of any Accrued Interest (as defined in the Offering Memorandum), which Accrued Interest will be paid by the Issuers in addition to the Early Exchange Consideration or Late Exchange Consideration, as applicable, to, but not including the Settlement Date (as defined herein).

The Issuers will accept Old Notes validly tendered (and not validly withdrawn) by Eligible Holders up to the Maximum Exchange Amount. Since the Old Notes validly tendered (and not validly withdrawn) exceeded the Maximum Exchange Amount, the Issuers will accept Old Notes on a prorated basis in accordance with the procedures of The Depository Trust Company. The Old 5.750% Notes validly tendered (and not validly withdrawn) prior to the Expiration Date will have no priority in acceptance over Old 5.250% Notes validly tendered (and not validly withdrawn) prior to the Expiration Date and vice versa. Old Notes validly tendered (and not validly withdrawn) prior to the Early Exchange Date will have no priority in acceptance over Old Notes validly tendered (and not validly withdrawn) after the Early Exchange Date.

The settlement of the Exchange Offers is expected to occur on August 24, 2023, unless extended or terminated and subject to the terms and conditions set forth in the Offering Memorandum (the “Settlement Date”). The consummation of the Exchange Offers is not conditioned upon the consummation of the Significant Noteholder Exchange or vice versa.

The New Notes and the offering thereof have not been and will not be registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Each Exchange Offer was made, and the New Notes are only being offered and issued, to holders of Old Notes who are (a) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act), or (b) not “U.S. persons” as defined in Rule 902 under the Securities Act and are in compliance with Regulation S under the Securities Act, or (c) institutions that are “accredited investors” as defined in Rule 501(a)(1), (2) (3), (7), or (8) under the Securities Act (such holders, the “Eligible Holders”).

The Company engaged PJT Partners LP as the dealer manager for the Exchange Offers. The Company appointed D.F. King & Co. as exchange agent and information agent for the Exchange Offers.

About AnywhereSM

Anywhere Real Estate Inc. (NYSE: HOUS) is moving the real estate industry to what’s next. A leader of integrated residential real estate services in the U.S., Anywhere includes franchise, brokerage, relocation, and title and settlement businesses, as well as mortgage and title insurance underwriter joint ventures, supporting approximately 1.2 million home transactions in 2022. The diverse Anywhere brand portfolio includes some of the most recognized names in real estate: Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby’s International Realty®. Using innovative technology, data and marketing products, high-quality lead generation programs, and best-in-class learning and support services, Anywhere fuels the productivity of its approximately 195,000 independent sales agents in the U.S. and approximately 142,400 independent sales agents in 118 other countries and territories, helping them build stronger businesses and best serve today’s consumers. Recognized for twelve consecutive years as one of the World’s Most Ethical Companies, Anywhere has also been designated a Great Place to Work five years in a row, named one of America’s Most Innovative Companies 2023 by Fortune, and honored on the Forbes list of World’s Best Employers 2022.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Exchange Offers or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be “forward-looking statements” including any statements regarding the consummation of the Exchange Offers. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, it is based on management’s current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, we can give no assurance that any such expectation or belief will result or will be achieved or accomplished.

Such risks and uncertainties include, but are not limited to, Anywhere’s ability to complete the Exchange Offers on the terms contemplated or at all; Anywhere’s ability to satisfy the required conditions for the consummation of the Exchange Offers; adverse developments or the absence of sustained improvement in the U.S. residential real estate markets, either regionally or nationally, which could include, but are not limited to, factors that impact homesale transaction volume, such as: continued or accelerated declines in the number of home sales, stagnant or declining home prices, continued or accelerated increases in mortgage rates or a prolonged high interest rate environment, continued or accelerated declines in housing affordability, consumer demand or inventory, or excessive inventory; adverse developments or the absence of sustained improvement in macroeconomic conditions (such as business, economic or political conditions) on a global, domestic or local basis, which could include, but are not limited to, contraction or stagnation in the U.S. economy, geopolitical and economic instability, including as related to the conflict in Ukraine, continued or accelerated increases in inflation and fiscal and monetary policies of the federal government; adverse developments or outcomes in current or future litigation, in particular the incurrence of liabilities that are in excess of amounts accrued or payments that may be made in connection with pending antitrust litigation and litigation related to the Telephone Consumer Protection Act (TCPA); industry structure changes that disrupt the functioning of the residential real estate market; the impact of evolving competitive and consumer dynamics, including that Anywhere’s share of the commission income generated by homesale transactions may continue to shift to affiliated independent sales agents or otherwise erode due to market factors, Anywhere’s ability to compete against traditional and non-traditional competitors and meaningful decreases in the average broker commission rate; Anywhere’s ability to execute Anywhere’s business strategy and achieve growth, including with respect to the recruitment and retention of productive independent sales agents, attraction and retention of franchisees, development or procurement of products, services and technology that support Anywhere’s strategic initiatives and simplification and modernization of Anywhere’s business and achievement or maintenance of a beneficial cost structure; risks related to Anywhere’s substantial indebtedness and Anywhere’s ability, and any actions Anywhere may take, to refinance, restructure or repay Anywhere’s indebtedness; Anywhere’s ability to realize the expected benefits from Anywhere’s existing or future joint ventures or strategic partnerships; risks related to Anywhere’s business structure, including Anywhere’s geographic and high-end market concentration, the operating results of Anywhere’s affiliated franchisees, and risks related to a loss of Anywhere’s largest real estate benefit program; disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration; Anywhere’s failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing, including but not limited to (1) antitrust laws and regulations, (2) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws, (3) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (4) the TCPA, and (5) privacy or data security laws and regulations; cybersecurity incidents; impairment of Anywhere’s goodwill and other long-lived assets; the accuracy of market forecasts and estimates; and significant fluctuation in the price of Anywhere’s common stock.

Forward-looking statements speak only as of the date they are made. The Company discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Investor Contacts:	Media Contacts:
Alicia Swift	Trey Sarten
(973) 407-4669	(973) 407-2162
alicia.swift@anywhere.re	trey.sarten@anywhere.re

Tim Swanson	Gabriella Chiera
(973) 407-2612	(973) 407-5236
tim.swanson@anywhere.re	gabriella.chiera@anywhere.re

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